Exhibit 1.5

YOU ARE STRONGLY URGED TO READ THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND MANAGEMENT INFORMATION CIRCULAR OF IMVESCOR RESTAURANT GROUP INC. ("IRG"), EACH OF WHICH IS DATED JANUARY 12, 2018 AND IS AVAILABLE UNDER IRG'S ISSUER PROFILE ON SEDAR AT WWW.SEDAR.COM BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

SHAREHOLDERS (AS DEFINED BELOW) ARE STRONGLY URGED TO READ THE SECTIONS "CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS" AND "CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS" OF THE INFORMATION CIRCULAR (AS DEFINED BELOW) WHICH PROVIDES AN OVERVIEW OF CERTAIN CANADIAN AND U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS (AS DEFINED BELOW) OF SHARES (AS DEFINED BELOW) WITH RESPECT TO THE AMALGAMATION (AS DEFINED BELOW) AND THE SUBSEQUENT OWNERSHIP AND DISPOSITION OF MTY SHARES (AS DEFINED BELOW) BY SUCH SHAREHOLDERS.

IN ORDER TO BE EFFECTIVE, THIS LETTER OF TRANSMITTAL MUST BE VALIDLY COMPLETED, DULY EXECUTED AND RETURNED TO THE DEPOSITARY, COMPUTERSHARE TRUST COMPANY OF CANADA. IT IS IMPORTANT THAT YOU VALIDLY COMPLETE, DULY EXECUTE AND RETURN THIS LETTER OF TRANSMITTAL ON A TIMELY BASIS IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED HEREIN.

MTY HAS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") A REGISTRATION STATEMENT ("REGISTRATION STATEMENT") ON FORM F-80 COVERING THE MTY SHARES TO BE OFFERED PURSUANT TO THE AMALGAMATION TO SHAREHOLDERS (AS DEFINED BELOW) THAT ARE RESIDENTS OF THE UNITED STATES. SHAREHOLDERS IN THE UNITED STATES ARE STRONGLY URGED TO READ THE DOCUMENTS (INCLUDING THE INFORMATION CIRCULAR, AS DEFINED BELOW) FILED AS PART OF OR IN CONNECTION WITH SUCH REGISTRATION STATEMENT BECAUSE THEY CONTAIN IMPORTANT INFORMATION. THE REGISTRATION STATEMENT, INCLUDING EXHIBITS, IS AVAILABLE TO THE PUBLIC FREE OF CHARGE AT THE SEC'S WEBSITE UNDER MTY'S ISSUER PROFILE AT WWW.SEC.GOV. ALL SUCH DOCUMENTS ARE ALSO AVAILABLE UPON REQUEST WITHOUT CHARGE FROM THE CORPORATE SECRETARY OF MTY AT 8150 TRANS-CANADA HIGHWAY, SUITE 200, ST-LAURENT, QUEBEC, H4S 1M5, OR BY TELEPHONE AT (514) 336-8885. FOR MORE INFORMATION, SEE THE SECTION HEADED "CERTAIN LEGAL AND REGULATORY MATTERS - U.S. SECURITIES LAWS MATTERS" IN THE INFORMATION CIRCULAR.

LETTER OF TRANSMITTAL
WITH RESPECT TO THE
COMMON SHARES OF
IMVESCOR RESTAURANT GROUP INC.

This Letter of Transmittal is for use by holders ("Shareholders") of common shares (the "Shares") in the capital of Imvescor Restaurant Group Inc. ("IRG") in connection with the proposed amalgamation (the "Amalgamation") under Section 181 of the Canada Business Corporations Act involving IRG and an entity to be incorporated ("MTY Subco") which will be a direct or indirect wholly-owned subsidiary of MTY Food Group Inc. ("MTY"). IRG entered into a combination agreement with MTY on December 11, 2017 (the "Combination Agreement") in connection with the Amalgamation, which agreement is available under IRG's issuer profile on SEDAR at www.sedar.com.

IRG and MTY will implement the Amalgamation if and when all of the conditions to closing have been satisfied and/or waived (if permitted). The Amalgamation is subject to a number of closing conditions, some of which are beyond IRG and MTY's control, and as a result, there can be no assurance that the Amalgamation will be completed, nor can the exact timing of the implementation of the Amalgamation be predicted with certainty and such timing is not currently known.

Reference is made to the Notice of Special Meeting of Shareholders and the Management Information Circular (the "Information Circular"), each of which is dated January 12, 2018, and Shareholders are strongly urged to read the Information Circular in its entirety. Shareholders are strongly urged to also read the sections "Certain Canadian federal income tax considerations" and "Certain U.S. federal income tax considerations" of the Information Circular, which provides an overview of certain Canadian and U.S. federal income tax considerations for Shareholders with respect to the Amalgamation and the subsequent ownership and disposition of MTY Shares (as defined below) by such Shareholders. Copies of the Combination Agreement, the Information Circular and this Letter of Transmittal are available under IRG's issuer profile on SEDAR at www.sedar.com.

In order for registered Shareholders to receive the Consideration (as defined below) for their Shares, registered Shareholders are required to deposit the certificate(s) representing the Shares held by them (if any) with the Depositary. This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany all certificate(s) representing Shares (if any) deposited pursuant to the Amalgamation. In order for this Letter of Transmittal to be validly completed, the undersigned Shareholder is required to provide and complete the necessary information for each of the steps indicated below that are applicable to it or to any beneficial Shareholder on whose behalf the undersigned Shareholder holds Shares.

This Letter of Transmittal is for use by registered Shareholders of IRG only and is not to be used by non-registered Shareholders or any other securityholders of IRG. A significant number of Shareholders are non-registered Shareholders because the Shares they beneficially own are not registered in their names but instead registered in the name of an intermediary (an "Intermediary"), such as a broker, investment dealer, bank or trust company, or in the name of a depositary in which the Intermediary is a participant. If you are a non-registered Shareholder, you should contact your Intermediary if you have questions regarding this process and carefully follow the instructions from the Intermediary that holds Shares on your behalf in order to deposit your Shares. You should not complete this Letter of Transmittal unless specifically instructed to do so by your Intermediary.

This Letter of Transmittal, once deposited with the Depositary, will be irrevocable and may not be withdrawn by a Shareholder, except that all Letters of Transmittal will be automatically revoked if the Depositary is notified in writing by IRG and MTY that the Combination Agreement has been terminated.

The Amalgamation is scheduled to close in the first half of calendar year 2018. Shareholders who return validly completed and duly executed Letters of Transmittal to the Depositary on or before the Effective Date should receive their Consideration as soon as is reasonable practicable after the Effective Date. Shareholders who return Letters of Transmittal after the Effective Date will receive their Consideration as soon afterward as is practicable.

If the Amalgamation is not completed and the Combination Agreement is terminated, the Depositary will return to Shareholders the certificate(s) enclosed with their Letters of Transmittal in accordance with the instructions provided in the Letters of Transmittal or, if no instructions are given, in the name and to the address if any, of the undersigned as appears on the share register maintained by Computershare Trust Company of Canada and Shareholders will not be entitled to receive any Consideration for their Shares.

GENERAL INFORMATION

Consideration

Pursuant to the Amalgamation, each Shareholder of IRG will be entitled to receive, on the Effective Date: (i) a number of redeemable preferred shares of Amalco equal to 20.14% of the Shares held by such Shareholder, which redeemable preferred shares will be redeemed immediately after the Amalgamation by Amalco in consideration for $4.10 per redeemable preferred share of Amalco (the "Cash Component"); and (ii) a number of common shares of MTY ("MTY Shares") equal to the remainder of its Shares multiplied by 0.0785 (the "Share Component" and, collectively with the Cash Component, the "Consideration"), subject to rounding.

Under the Amalgamation, the Shareholders will receive, in the aggregate, cash in respect of approximately 20% of all of the issued and outstanding Shares and MTY Shares in respect of approximately 80% of all of the issued and outstanding Shares, for a total aggregate Consideration value of approximately $252 million in respect of all of IRG's issued and outstanding Shares based on the five-day volume-weighted average trading price of the MTY Shares as of the last trading day prior to the date of the Information Circular. The MTY Shares issued to Shareholders in connection with the Amalgamation will be issued based on a reference price of $52.26 per MTY Share, representing the 10-day volume-weighted average price of the MTY Shares on December 8, 2017.

Definitions

For the purposes of the Amalgamation, the following capitalized terms used but not defined herein have the following meaning:

"Amalco" means the corporation resulting from the Amalgamation.

"Amalco Redeemable Share(s)" means redeemable preferred shares in the share capital of Amalco, having the rights, privileges, conditions and restrictions described in Exhibit I of the Amalgamation Agreement, which is appended to the Combination Agreement which is available on SEDAR under IRG's issuer profile at www.sedar.com.

"Amalgamation Agreement" means the agreement to be dated the Effective Date among MTY, MTY Subco and IRG in relation to the Amalgamation and the transactions contemplated in the Combination Agreement substantially in the form and content attached to the Combination Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the Combination Agreement.

"Business Day" means any day on which commercial banks are generally open for business in Montréal, Québec other than a Saturday, a Sunday or a day observed as a holiday in Montréal, Québec under applicable Laws.

"Certificate of Amalgamation" means the certificate issued by the Director attesting to the Amalgamation pursuant to Section 185(4) of the Canada Business Corporations Act.

"Consideration" means, collectively, the Share Component and the Cash Component.

"Depositary" means Computershare Trust Company of Canada.

"Director" means the Director appointed under Section 260 of the Canada Business Corporations Act.

"Effective Date" means the date shown on the Certificate of Amalgamation.

"Exchange Ratio" means 0.0785 MTY Share in respect of each Share.

"Governmental Entity" or "Governmental Entities" means any: (i) multinational, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, commissioner, board, bureau or agency, domestic or foreign; (ii) any subdivision, agent, commission, board, or authority of any of the foregoing; or (iii) any quasi-governmental, private or self-regulatory body or organization or stock exchange exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing.

"Laws" (individually, a "Law") means all laws, statutes, codes, ordinances, decrees, rules, regulations, by-laws, statutory rules, principles of law, published policies and guidelines (to the extent that they have the force of law or are binding on the Person to which they purport to apply), judicial or arbitral or administrative or ministerial or departmental or regulatory judgments, orders, decisions, rulings or awards and terms and conditions of any grant of approval, permission, authority or license of any Governmental Entity and the term "applicable" with respect to such Laws and in the context that refers to one or more Persons, means that such Laws apply to such Person or Persons or its or their business, undertaking, property or securities and emanate from a Governmental Entity having legal jurisdiction over the Person or Persons or its or their business, undertaking, property or securities.

"Letter of Transmittal" means this letter of transmittal.

"Person" (or, where there is more than one Person, "Persons") includes any individual, firm, partnership, joint venture, venture capital fund, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, unincorporated association or organization, Governmental Entity, syndicate or other entity, whether or not having legal status.

"TSX" means the Toronto Stock Exchange.

Fractional shares and rounding

Fractional MTY Shares

No fractional MTY Shares will be issued under the Amalgamation, and any resulting fractional MTY Share will be rounded down, to the closest whole number, and the Shareholders will receive the net cash proceeds of such fractional MTY Share as described below.

In order to replace the fractional MTY Shares that would have otherwise been issued to Shareholders, MTY will distribute to the Depositary, as agent for the Shareholders, such number of MTY Shares (the "Remaining MTY Shares") as represents the sum of the fractional MTY Shares to which the Shareholders are otherwise entitled, rounded up to the next whole number of Remaining MTY Shares, and the Depositary, as agent for the applicable Shareholders, will, as expeditiously as is commercially reasonable thereafter, sell the Remaining MTY Shares through the facilities of the TSX and pay the net proceeds of such sales, after any fees of the Depositary attributable to such sales, to those Shareholders who are entitled to receive a fractional MTY Share based on their respective entitlements to Remaining MTY Shares.

Deposit of shares

All questions as to validity, form, eligibility (including timely receipt) and acceptance of any Shares deposited pursuant to the Amalgamation will be determined by MTY in its sole discretion. MTY reserves the right to reject any and all deposits which it determines not to be in proper form or which may be unlawful for it to accept under the laws of any jurisdiction. MTY reserves the right, if it so elects in its absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal received by the Depositary. There will be no obligation on IRG, MTY, the Depositary or any other person to give notice of any defect or irregularity in any deposit and no liability will be incurred by any of them for failure to give such notice.

Cancellation of rights after six years

Shareholders who do not deliver this Letter of Transmittal and, as applicable, any certificates representing the Shares held by them and all other required documents to the Depositary on or before the date which is the sixth anniversary of the Effective Date will lose their right to receive any Consideration for their Shares under the Amalgamation. Certificates representing Shares that are not forwarded to the Depositary together with a properly completed and signed Letter of Transmittal and all other required documents on or before the sixth anniversary of the Effective Date will, subject to the requirements of applicable Law with respect to unclaimed property, cease to represent a right or claim of any kind or nature. In such cases, the right of the holder of such certificates to receive, under the terms of the Amalgamation, the Cash Component to which such holder is entitled will be forfeited to Amalco and the right of such holder to the Share Component, under the terms of the Amalgamation, together with all dividends and distributions thereon, if any, will be cancelled.

INSTRUCTIONS REFERRED TO IN THIS LETTER OF TRANSMITTAL START ON PAGE 12 HEREIN.

STEP 1
DESCRIPTION OF SHARES TRANSMITTED

All Shareholders must complete this Step.
If space is insufficient, please attach a signed list (see Instruction 6 (a)).

The undersigned registered Shareholder hereby deposits with the Depositary, for exchange upon the Amalgamation becoming effective, the enclosed certificate(s) representing common shares, details of which are as follows:

Common Shares
Certificate Number	Name in which Common Shares are registered	Number of Common Shares Deposited

TOTAL:
(If space is not sufficient, please attach a list in the above form)

STEP 2
AUTHORIZATION

All Shareholders must complete this Step.

The undersigned:

1.

represents and warrants that the undersigned is the registered and legal owner of the above listed Shares and has good title to the rights represented by the above mentioned certificates free and clear of all liens, charges, encumbrances, claims and equities and, together with all rights and benefits, and has full power and authority to execute and deliver this Letter of Transmittal and to deliver such certificates and that when the Consideration is delivered, none of MTY, IRG or any affiliate thereof or successor thereto will be subject to any adverse claim in respect of such Shares;

2.	acknowledges receipt of the Information Circular;

3.

represents and warrants that the Shares listed above represent all of the Shares owned of record, directly or indirectly, by the undersigned and that all information inserted into this Letter of Transmittal by the undersigned is complete, true and accurate;

4.

represents and warrants that the undersigned has not sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer, any of the Shares listed above to any person, other than pursuant to the Amalgamation;

5.

directs the Depositary to issue or cause to be issued a cheque and a Direct Registration System Advice evidencing the Shareholder's book-entry ownership of MTY Shares ("DRS Advice") to which the undersigned is entitled upon completion of the Amalgamation, less any applicable withholding taxes, in the name indicated below and to send the cheque and the DRS Advice representing MTY Shares to the address, or hold the same for pickup, as indicated in this Letter of Transmittal, unless otherwise indicated under Step 5 – Special Delivery Instructions or Step 6 – Special Registration Instructions below;

6.

covenants and agrees to execute, upon request, any additional documents, transfers and other assurances as may be necessary or desirable to complete the exchange of certificate(s) representing Shares for cash, and a DRS Advice representing MTY Shares;

7.

irrevocably appoints and constitutes the Depositary, and any other person designated by the Depositary in writing, as the lawful attorney of the undersigned, with full power of substitution to deliver the Shares pursuant to the Amalgamation and acknowledges that all authority conferred, or agreed to be conferred by the undersigned herein may be exercised during any subsequent legal  incapacity of the undersigned and shall survive the death, incapacity, bankruptcy or insolvency  of the undersigned and all obligations of the undersigned herein shall be binding upon any  heirs, personal representatives, successors and assigns of the undersigned;

8.

revokes any and all other authority, other than as granted in this Letter of Transmittal, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Shares. Other than in connection with the Special Meeting of Shareholders, no subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, will be granted with respect to the Shares; and

9.

by virtue of the execution of this Letter of Transmittal, shall be deemed to have agreed that all questions as to validity, form, eligibility (including timely receipt) and acceptance of any Shares deposited pursuant to the Amalgamation will be determined by MTY in its sole discretion and that such determination shall be final and binding and acknowledges that there shall be no duty or obligation on IRG, MTY, the Depositary or any other person to give notice of any defect or irregularity in any deposit and no liability shall be incurred by any of them for failure to give such notice.

[signature page follows]

SHAREHOLDER SIGNATURE(S)

This box must be signed by the registered Shareholder(s) exactly as the registered Shareholder's(s') name(s) appear(s) on the Share certificate(s). See Instruction 3.

If the signature is by a trustee, executor, adminstrator, guardian, attorney-in-fact, agent, officer of a corporation or any other person acting in a fiduciary or representative capacity, please provide the information described in Instruction 5.

Name:
(please print)
Signature:

Capacity (title):

Address:

Telephone:

By signing above, and unless the Shareholder has completed Step 4 – Hold For Pick-Up, Step 5 –Special Delivery Instructions or Step 6 – Special Registration Instructions below (in which case registration or delivery should be made in accordance with those instructions), the Shareholder directs that the cheque and DRS Advice representing the MTY Shares to which it is entitled under the Amalgamation should be issued in the name of the Shareholder and forwarded to it at the address specified above (or if no such address or delivery instructions are made, to the latest address of record on IRG's register).

Physical certificates representing MTY Shares will not be issued. If you would like to receive physical certificates representing MTY Shares, please contact MTY's transfer agent, Computershare Trust Company of Canada, which coordinates are mentioned on the front of the DRS Advice that you will have received. DRS Advices will include instructions for transferring book-entry MTY Shares to brokerage accounts. If you have any questions regarding transferring book-entry MTY Shares to a brokerage account, please contact Computershare Trust Company of Canada.

If the Amalgamation is not completed and the Combination Agreement is terminated or IRG or MTY otherwise terminates its obligations thereunder, the Shareholder directs the Depositary to return the enclosed certificate(s) in accordance with the instructions in the preceding paragraph or, if no instructions are given, in the name and to the address if any, of the undersigned as appears on the share register maintained by Computershare Trust Company of Canada. In such a case, non-registered Shareholders should contact their Intermediary who hold their Shares on their behalf to arrange for their return.

CONFIRMATION OF STATUS AS A U.S. SHAREHOLDER See Instruction 9.

To be completed by all Shareholders (including a Shareholder who is not a U.S. Shareholder.)

A "U.S. Shareholder" is any Shareholder that is either (A) providing an address under this Step 2, Step 5 or Step 6 that is located within the United States or any territory or possession thereof, or (B) a U.S. person for United States federal income tax purposes. See Instruction 9 "United States Federal Backup Withholding" below.

Indicate whether or not you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder:

[ ]	The owner signing this Letter of Transmittal represents that it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder; or

[ ]	The owner signing this Letter of Transmittal is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

If you are a U.S. Shareholder or acting on behalf of a U.S. Shareholder, then in order to avoid backup withholding you must complete the Internal Revenue Service ("IRS") Form W-9, attached hereto, as provided in Instruction 9, "United States Federal Backup Withholding."

If you are a U.S. Shareholder but you are not a U.S. person for United States federal tax purposes or are not acting on behalf of such a U.S. person, then you must complete the appropriate IRS Form W-8 to avoid backup withholding. If you require an IRS Form W-8, please contact the Depositary. Such forms are also available on the IRS website at www.irs.gov. (See Instruction 9)

By reason of the use by the Shareholder of this Letter of Transmittal in the English language, the Shareholder is deemed to have required that any contract evidenced by the Amalgamation as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En utilisant une version anglaise de cette lettre d'envoi, l'actionnaire est réputé avoir exigé que tout contrat attesté par la fusion, tel qu'il est accepté au moyen de cette lettre d'envoi, de même que tous les documents qui s'y rapportent, soient rédigés exclusivement en anglais.

STEP 3
CURRENCY ELECTION

ALL CASH PAYMENTS WILL BE ISSUED IN CANADIAN FUNDS UNLESS OTHERWISE ELECTED BELOW

[   ] Issue my cash entitlement payment(s) in United States Dollars

By electing to receive payment in another currency, the undersigned acknowledges that (a) the exchange rate used will be the rate established by Computershare, in its capacity as foreign exchange service provider to IRG, on the date the funds are converted; (b) the risk of any fluctuation in such rate will be borne by the undersigned; and (c) Computershare may earn commercially reasonable spread between its exchange rate and the rate used by any counterparty from which it purchases the elected currency.

Failure to make an election will result in any cash payment under the Amalgamation being paid in Canadian funds.

STEP 4
HOLD FOR PICK-UP

[ ] Check here only if the cheque and DRS Advice representing the MTY Shares are to be held for pick-up at the office of the Depositary at which this Letter of Transmittal is deposited. See Instructions 2 and 4.

STEP 5
SPECIAL DELIVERY INSTRUCTIONS

A Shareholder must complete this step only if it wishes to have the cheque and DRS Advice representing the MTY Shares to which it is entitled under the Amalgamation delivered to an address other than the current registered address of the Shareholder as shown on the register of Shareholders.

SPECIAL DELIVERY INSTRUCTIONS See Instructions 2 and 4.
Name:
(please print)
Address:

Telephone:

If this Step 5 has been completed, please ensure to complete Step 7 below.

STEP 6
SPECIAL REGISTRATION INSTRUCTIONS

A Shareholder must complete this step only if it wishes to have the cheque and DRS Advice representing the MTY Shares to which it is entitled under the Amalgamation registered in a name other than the name of the Shareholder.

SPECIAL REGISTRATION INSTRUCTIONS See Instructions 2 and 4.
In the Name
of:
(please print)
Address:

Telephone:

If this Step 6 has been completed, please ensure to complete Step 7 below.

STEP 7
SIGNATURE GUARANTEE

A Shareholder does not have to complete this step if it is the registered Shareholder of the certificate(s) representing the Shares delivered with this Letter of Transmittal and has not completed (i) Step 5 above requesting delivery to an address other than the current registered address of the Shareholder, or (ii) Step 6 above requesting the cheque and DRS Advice representing the MTY Shares to which it is entitled under the Amalgamation to be registered in a name other than the name of the Shareholder.

In all other cases, a Shareholder must complete this Step 7 by having its signature on this Letter of Transmittal guaranteed by an Eligible Institution (both a signature guarantee and a medallion guarantee are required).

GUARANTEE OF SIGNATURE(S) Authorized Signature on behalf of Eligible Institution. See Instructions 2 and 4.
Name:
(please print)
Signature:
Name of Firm:
Address:
Telephone:
Dated:

INSTRUCTIONS

1.	Use of Letter of Transmittal

This Letter of Transmittal (or a manually executed copy hereof) properly completed and signed as required by the instructions set forth below, together with any accompanying certificate(s) representing the Shares and all other documents required by the terms of the Amalgamation must be received by the Depositary at either of its offices specified on the back page of this document.

The method used to deliver this Letter of Transmittal and any accompanying certificate(s) representing Shares and all other required documents is at the option and risk of the person depositing the same, and delivery will be deemed effective only when such documents are actually received. It is recommended that the necessary documentation be hand delivered to the Depositary, at either of its offices specified on the back page of this document, and a receipt obtained. However, if such documents are mailed, it is recommended that registered mail be used and that proper insurance be obtained. Shareholders whose Shares are registered in the name of an Intermediary (i.e., broker, investment dealer, bank or trust company) should contact their Intermediary for assistance in depositing their Shares.

2.	Hold for pick-up, special delivery or special registration instructions

Step 4 above should be completed only if the cheque and DRS Advice representing the MTY Shares are to be held by the Depositary for pick-up. Step 5 above must be completed if the cheque and DRS Advice representing the MTY Shares are to be sent to someone other than the person signing the Letter of Transmittal, or to the person signing the Letter of Transmittal at an address other than that appearing on the share registers of IRG. Step 6 above should be completed if the cheque and DRS Advice representing MTY Shares are to be issued in the name of a person other than the person signing the Letter of Transmittal. If either Step 5 or Step 6 above are completed, the signature on the Letter of Transmittal must be guaranteed. See Step 7 above and Instruction 4 below.

3.	Signatures

This Letter of Transmittal must be completed and signed by the Shareholder, or by such holder's duly authorized representative (in accordance with Instruction 5 below).

(a)	If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(b)	If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares or if a cheque and DRS Advice representing MTY Shares are to be issued to a person other than the registered holder(s):

	(i)	such deposited certificate(s) must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

	(ii)	the signature(s) on such endorsement or power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed in accordance with Instruction 4 below.

4.	Guarantee of signatures

If this Letter of Transmittal is executed by a person other than the registered Shareholder(s), or if the cheque and DRS Advice representing MTY Shares are to be issued to a person other than the registered Shareholder(s) or sent to an address other than the address of the registered Shareholder(s) as shown on the registers of Shareholders maintained by or on behalf of IRG, such signature must be guaranteed by an Eligible Institution (as defined below), or in some other manner satisfactory to the Depositary.

An "Eligible Institution" means a Canadian Schedule 1 chartered bank, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada, members of the Investment Industry Regulatory Organization of Canada (IIROC), members of the National Association of Securities Dealers or banks and trust companies in the United States.

5.	Fiduciaries, representatives and authorizations

Where this Letter of Transmittal or any certificate or share transfer or power of attorney is executed by a person as an executor, administrator, trustee, guardian, attorney-in-fact, or agent or on behalf of a corporation, partnership or association or is executed by any other person acting in a fiduciary or representative capacity, this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. The Depositary, at its discretion, may require additional evidence of authority or additional documentation.

6.	Miscellaneous

(a)	If the space on this Letter of Transmittal is insufficient to list all certificates for Shares, additional certificate numbers and the number of Shares represented thereby may be included on a separate signed list affixed to this Letter of Transmittal.

(b)	If Shares are registered in different forms (e.g. "John Doe" and "J. Doe"), a separate Letter of Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits will be accepted. All depositing Shareholders by execution of this Letter of Transmittal (or a copy thereof) waive any right to receive any notice by the Depositary.

(d)	The Shareholders covered by this Letter of Transmittal hereby unconditionally and irrevocably attorn to the exclusive jurisdiction of the courts of the Province of Québec located in the judicial district of Montreal and the courts of appeal therefrom.

(e)	Additional copies of the Letter of Transmittal may be obtained on request and without charge from the Depositary at either of its offices at the addresses listed on the back page of this document.

7.	Lost Certificates

If a Share certificate has been lost, stolen or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with an affidavit of that fact signed by the holder of such lost, stolen or destroyed Share certificate, to the Depositary. The Depositary will respond with the replacement requirements, which must be completed and returned to the Depositary.

8.	Privacy Notice

The Depositary is committed to protecting personal information. In the course of providing services, the Depositary receives non-public personal information about shareholders from transactions the Depositary performs, forms a shareholder may send to the Depositary or other communications the Depositary may have with a shareholder and its representatives. This information could include a shareholder's name, address, social insurance number, securities holdings and other financial information. The Depositary uses this to administer a shareholder's account, to better serve client needs and for other lawful purposes relating to its services. The Depositary has prepared a Privacy Code to tell shareholders more about its information practices and how their privacy is protected. It is available at the Depositary's website, at www.computershare.com, or by writing to the Depositary at 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1. The Depositary will use any information a Shareholder provides with this Letter of Transmittal in order to process a Shareholder's request and will consider a Shareholder's submission of this Letter of Transmittal as its consent to the above.

9.	United States Federal Backup Withholding

United States federal income tax law generally requires that a U.S. Shareholder who receives cash in exchange for Shares must provide the Depositary (as payer) with its correct Taxpayer Identification Number ("TIN"), which, in the case of a holder who is an individual, is generally the individual's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the IRS and backup withholding on the cash payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the requisite information is correctly furnished to the IRS in a timely manner.

In general, to prevent backup withholding, each U.S. Shareholder that is a U.S. person for U.S. federal income tax purposes must provide his, her, or its correct TIN by completing the IRS Form W-9, which is attached to this Letter of Transmittal, which requires such holder to certify under penalty of perjury: (1) that the TIN provided is correct (or that such holder is awaiting a TIN); (2) that (i) the holder is exempt from backup withholding; (ii) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of a failure to report all interest or dividends; or (iii) the IRS has notified the holder that the holder is no longer subject to backup withholding; (3) that the holder is a U.S. person (including a U.S. resident alien); and (4) that the FATCA codes entered (if any) indicating that the holder is exempt from FATCA reporting is correct.

For U.S. federal tax purposes, a "U.S. person" includes (i) a citizen or individual resident of the United States, (ii) a partnership, corporation, company or association that is created or organized in or under the laws of the United States, or any State thereof, or the District of Columbia, (iii) an estate whose income is subject to U.S. federal income tax regardless of its source, or (iv) a trust (a) if a U.S. court can exercise primary supervision over the trust's administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (b) that validly elects to be treated as a U.S. person for U.S. federal income tax purposes.

Certain U.S. Shareholders (including, among others, corporations and certain foreign persons) are generally exempt from backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in Part I and enter the appropriate exempt payee code on Line 4 of the IRS Form W-9, and sign, date and send the IRS Form W-9 to the Depositary.

If a U.S. Shareholder does not have a TIN, such holder should: (1) consult the instructions on applying for a TIN in the IRS Form W-9; (2) write "Applied For" in the space for the TIN in Part I of the IRS Form W-9; and (3) sign and date the IRS Form W-9. In such case, the Depositary may withhold a portion of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN is provided to the Depositary.

If a U.S. Shareholder is not a U.S. person for United States federal tax purposes, such holder will instead need to submit an appropriate and properly completed IRS Form W-8 Certificate of Foreign status, signed under penalty of perjury, to avoid backup withholding. An appropriate IRS Form W-8 may be obtained from the Depositary. Such forms are also available on the IRS website at www.irs.gov or by calling 1-800-TAX-FORM (1-800-820-3676).

A U.S. SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE IRS FORM W-9 ATTACHED TO THIS LETTER OF TRANSMITTAL OR, IF APPLICABLE, THE APPROPRIATE IRS FORM W-8, MAY BE SUBJECT TO BACKUP WITHHOLDING ON THE GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE OFFER. SEE IRS FORM W-9 ATTACHED HERETO FOR ADDITIONAL INFORMATION.

INTERNAL REVENUE SERVICE FORM W-9

[See next page.]

Form W-9 (Rev. November 2017) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification ▸ Go to www.irs.gov/FormW9 for instructions and the latest information.	Give Form to the requester. Do not send to the IRS.

Print or type. Specific Instructions See on page 3.	1	Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

	2	Business name/disregarded entity name, if different from above

	3	Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.					4	Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

		Individual/sole proprietor or single-member LLC	C Corporation	S Corporation	Partnership	Trust/estate
Exempt payee code (if any)
Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▸
		Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.						Exemption from FATCA reporting code (if any)
		Other (see instructions) ▸						(Applies to accounts maintained outside the U.S.)
	5	Address (number, street, and apt. or suite no.) See instructions.				Requester’s name and address (optional)

	6	City, state, and ZIP code

	7	List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.

Social security number
[ ][ ][ ] – [ ][ ] – [ ][ ][ ]
or
Employer identification number
[ ][ ] – [ ][ ][ ][ ][ ][ ][ ]

Part II	Certification

Under penalties of perjury, I certify that:
1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.	I am a U.S. citizen or other U.S. person (defined below); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.
Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person ▸	Date ▸

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.
• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)
• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
• Form 1099-S (proceeds from real estate transactions)
• Form 1099-K (merchant card and third party network transactions)
• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
• Form 1099-C (canceled debt)
• Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

Cat. No. 10231X	Form W-9 (Rev. 11-2017)

Form W-9 (Rev. 11-2017)	Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
2. Certify that you are not subject to backup withholding, or
3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and
4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;
• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
• An estate (other than a foreign estate); or
• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2. The treaty article addressing the income.
3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
4. The type and amount of income that qualifies for the exemption from tax.
5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,
2. You do not certify your TIN when required (see the instructions for Part II for details),
3. The IRS tells the requester that you furnished an incorrect TIN,
4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 11-2017)	Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name. Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that isdisregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n)...	THEN check the box for...
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC

• LLC treated as a partnership for U.S. federal tax purposes,
• LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or
• LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.

Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation;or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)
2—The United States or any of its agencies or instrumentalities
3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities
4—A foreign government or any of its political subdivisions, agencies, or instrumentalities
5—A corporation
6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession
7—A futures commission merchant registered with the Commodity Futures Trading Commission
8—A real estate investment trust
9—An entity registered at all times during the tax year under the Investment Company Act of 1940
10—A common trust fund operated by a bank under section 584(a)
11—A financial institution
12—A middleman known in the investment community as a nominee or custodian
13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 11-2017)	Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

IF the payment is for...	THEN the payment is exempt for...
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)
B—The United States or any of its agencies or instrumentalities
C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities
D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)
E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)
F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state
G—A real estate investment trust
H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940
I—A common trust fund as defined in section 584(a)
J—A bank as defined in section 581
K—A broker
L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

Form W-9 (Rev. 11-2017)	Page 5

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

			For this type of account:		Give name and EIN of:
			14.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
			15.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2] Circle the minor’s name and furnish the minor’s SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.

*Note: The grantor also must provide a Form W-9 to trustee of trust.
Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,
• Ensure your employer is protecting your SSN, and
• Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

What Name and Number To Give the Requester
For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4.	Custodial account of a minor (Uniform Gift to Minors Act)	The minor ²
5.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6.	Sole proprietorship or disregarded entity owned by an individual	The owner ³
7.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i) (A))	The grantor*
For this type of account:		Give name and EIN of:
8.	Disregarded entity not owned by an individual	The owner
9.	A valid trust, estate, or pension trust	Legal entity[4]
10.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12.	Partnership or multi-member LLC	The partnership
13.	A broker or registered nominee	The broker or nominee

Form W-9 (Rev. 11-2017)	Page 6

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Offices of the Depositary:

By Mail

Computershare Trust Company of Canada
P.O. Box 7021, 31 Adelaide Street East
Toronto, ON M5C 3H2

By Registered Mail, Hand or by Courier

Computershare Trust Company of Canada
100 University Avenue, 8th Floor
Toronto, ON M5J 2Y1

Attention: Corporate Actions

Any questions and requests for assistance with completing the Letter of Transmittal may be directed to the Depositary at:

North American Toll Free Number: 1-800-564-6253
Email: corporateactions@computershare.com